Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Oceanic Exploration Company (the Company) on Form 10-Q for the fiscal quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on August 15, 2003 (the Report), I, Charles N. Haas, President of the Company, certify, pursuant to 18 U.S.C ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 18, 2003

By	/s/ Courtney Cowgill

Treasurer and Chief Financial Officer